                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event Reported): January 20, 2000

                                   ARIBA, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      7372                  77-0439730
----------------------------  -----------------------    ---------------------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                  Identification Number)

                              1565 Charleston Road
                         Mountain View, California 94043
                                 (650) 930-6200
--------------------------------------------------------------------------------
 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

    The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K filed January 25, 2000, for the event of January 20, 2000.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS.

         Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the balance sheets of TradingDynamics, Inc. as of September 30, 1999 and 1998, and the related statements of operations, shareholders' equity and cash flows for the years then ended.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The following documents appear as exhibit 99.2 to this Current Report on Form 8-K/A:

         (1) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1999;

         (2) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 1999;

         (3) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the quarter ended December 31, 1999;

         (4) Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

         (c)      EXHIBITS.

                  2.1* Agreement and Plan of Merger, dated as of November 15, 1999, among Ariba, Inc., Blue Merger Corp. and TradingDynamics, Inc.

                  99.1     Audited Financial Statements of TradingDynamics, Inc.

                  99.2 Unaudited Pro Forma Condensed Consolidated Financial Information

                  *Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed January 25, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ARIBA, INC.

DATE:  April 4, 2000           By: /s/ Edward P. Kinsey
                                   --------------------------
                                   Edward P. Kinsey
                                   Chief Financial Officer, Executive
                                   Vice-President-Finance and Administration and Secretary (Principal Financial and
                                   Accounting Officer)


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                                INDEX TO EXHIBITS

       Exhibit                           Description
       -------                           -----------
         2.1*     Agreement and Plan of Merger, dated as of November 15, 1999, among Ariba, Inc., Blue Merger Corp. and TradingDynamics, Inc.

         99.1     Audited Financial Statements of TradingDynamics, Inc.

         99.2     Unaudited Pro Forma Condensed Consolidated Financial
                  Information

*Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed January 25, 2000.